                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul A. Ricci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.

                       By:    /s/ Paul A. Ricci
                              -------------------------------------------------
                              Paul A. Ricci
                              Chief Executive Officer and Chairman of the Board August 9, 2005

I, James R. Arnold, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.

                       By:    /s/ James R. Arnold, Jr.
                              -------------------------------------------------
                              James R. Arnold, Jr.
                              Senior Vice President and Chief Financial Officer August 9, 2005